Segment Information	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Information

18. Segment Information

The Group’s chief operating decision maker (“CODM”), is concluded by the Company to be Mr. Jinnan (Marco) Lai, Chairman of the Board of Directors and CEO. The CODM reviews the consolidated results when making decisions about allocating resources and assessing performance of the Group as a whole. Information regarding the business segments provided to the Group’s CODM is at the revenue level and the Group currently does not allocate operating costs or assets to its segments, as its CODM does not use such information to allocate resources or evaluate the performance of the operating segments. As the Group’s long-lived assets are substantially located in the PRC and substantially the Group’s revenues are derived from the PRC, no geographical information is presented.